                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 27, 1997



                             THE CERPLEX GROUP, INC.
               (Exact name of registrant as specified in charter)



             Delaware                     0-23602               33-0411354
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)



  1382 Bell Avenue, Tustin, California                            92780
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



                                 (714) 258-5600
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)



                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 27, 1997, The Cerplex Group, Inc., a Delaware corporation (the "Company"); Cerplex Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Cerplex Sub"); Modcomp Joint Venture, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("MJVI"); and Modcomp/Cerplex, L.P., a Delaware limited partnership whose general and limited partnership interests are wholly-owned by Cerplex Sub and MJVI ("Modcomp") (the Company, Cerplex Sub, MJVI and Modcomp are hereinafter collectively referred to as the "Selling Entities") consummated the sale (the "Disposition") of substantially all of the assets of Modcomp to CSP, Inc., a Massachusetts corporation ("CSP") and CSPI Sub Inc., a Delaware corporation and a wholly-owned subsidiary of CSP ("CSP Sub") (CSP and CSP Sub are hereinafter together referred to as the "Purchasers"). Such assets include, without limitation, cash, accounts receivable and tangible and intangible assets of Modcomp.

         The Disposition was achieved pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated as of August 6, 1997, by and among the Selling Entities and the Purchasers. The Purchase Agreement provides that the Disposition is effective as of June 30, 1997. No material relationship exists between the Purchasers and the Company, the Company's affiliates, directors or officers, or any associate of any of the Company's directors or officers.

         The aggregate purchase price (the "Purchase Price") paid by the Purchasers to the Company was $8,540,000, of which approximately $8,447,000 was paid in cash at the closing on August 27, 1997. The net proceeds to the Company were $8,102,000. The remaining $95,000 of the Purchase Price was withheld from payment pursuant to an escrow agreement between the parties pending the determination of certain tax liabilities of Modcomp. The Purchase Price was determined through negotiations with the Purchasers.

ITEM 5.  OTHER EVENTS.

         The Company completed an amendment to its senior credit agreement with its senior lender and an amendment to its note purchase agreements with its subordinated debt holders effective August 20, 1997. Such amendments reset certain covenants to cure the Company's defaults under such agreements.

         In addition, the amendment to the note purchase agreements provides for the issuance by the Company of warrants to purchase an aggregate of 500,096 shares of the Company's Common Stock to its subordinated debt holders (the "New Subdebt Warrants") and an increase in the applicable interest rate from 9.5% to 15%. However, the increased interest may be paid in lieu of cash in the form of additional subordinated notes carrying the same terms as the existing subordinated notes. In the event the existing and the new subordinated notes are repaid in full by August 19, 1998, the increased interest will be eliminated and the New Subdebt Warrants will be cancelled.

         The sixth amendment to the senior credit agreement also provides for the issuance by the Company of a warrant to purchase 1,262,188 shares of the Company's Common Stock to its senior lender, as well as increased interest and a reduced borrowing base.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

             Attached is the pro forma financial information with respect to the sale by the Company of substantially all of the assets of Modcomp.

         (c) EXHIBITS.

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
-------                   -----------------------                                 ----------------
2.1               Agreement of Merger dated as of August                       Incorporated herein by
                  30, 1993, by and among Cerplex                               reference to Exhibit 2.1 to the
                  Incorporated, Diversified Manufacturing                      Company's Registration
                  Services, Inc. ("DMS"), EMServe, Inc.                        Statement on Form S-1 (File
                  ("EMServe"), InCirT Technology                               No. 33-75004) which was
                  Incorporated ("InCirT") and Testar, Inc.                     declared effective by the
                  ("Testar").                                                  Commission on April 8, 1994.

2.2               Agreement and Plan of Merger dated                           Incorporated herein by
                  November 12, 1993, between The Cerplex                       reference to Exhibit 2.2 to the
                  Group Subsidiary, Inc. and Registrant                        Company's Registration
                  (conformed copy to original).                                Statement on Form S-1 (File
                                                                               No. 33-75004) which was
                                                                               declared effective by the
                                                                               Commission on April 8, 1994.

2.3               Certificate of Ownership and Merger of                       Incorporated herein by
                  Registrant with and into The Cerplex Group                   reference to Exhibit 2.2 to the
                  Subsidiary, Inc. dated as of November 12,                    Company's Registration
                  1993.                                                        Statement on Form S-1 (File
                                                                               No. 33-75004) which was
                                                                               declared effective by the
                                                                               Commission on April 8, 1994.

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
-------                   -----------------------                                 ----------------
2.4               Asset Purchase Agreement effective                           Incorporated herein by
                  December 17, 1993 by and between Certech                     reference to Exhibit 2.4 to the
                  Technology, Inc., a wholly-owned                             Company's Registration
                  subsidiary of the Registrant ("Certech"),                    Statement on Form S-1 (File
                  and Spectradyne, Inc. ("Spectradyne").                       No. 33-75004) which was
                                                                               declared effective by the
                                                                               Commission on April 8, 1994.

2.5               Purchase and Sale Agreement dated as of                      Incorporated herein by
                  July 29, 1994, by and among The Cerplex                      reference to Exhibit 2 to the
                  Group, Inc., Cerplex Limited, BT Repair                      Form 8-K filed July 29, 1994.
                  Services Limited and BT.

2.6               Contract for repair, calibration and                         Incorporated herein by
                  warehousing of certain items of BT                           reference to Exhibit 10 to the
                  Equipment dated as of July 29, 1994,                         Form 8-K filed July 29, 1994.
                  among The Cerplex Group and Cerplex
                  Limited and BT.

2.7               Formation and Contribution Agreement                         Incorporated herein by
                  effective December 1, 1994 by and among                      reference to Exhibit 2.7 to the
                  Modcomp/Cerplex L.P., Modular Computer                       Company's Annual Report on
                  Systems, Inc., Cerplex Subsidiary, Inc. and                  Form 10-K for the fiscal year
                  The Cerplex Group, Inc.                                      ended January 1, 1995.

2.8               Contingent Promissory Note dated                             Incorporated herein by
                  December 1, 1994 issued by                                   reference to Exhibit 2.8 to the
                  Modcomp/Cerplex L.P. to Modular                              Company's Annual Report on
                  Computer Systems, Inc.                                       Form 10-K for the fiscal year
                                                                               ended January 1, 1995.

2.9               Limited Partnership Agreement of                             Incorporated herein by
                  Modcomp/Cerplex L.P. effective December                      reference to Exhibit 2.8 to the
                  1, 1994.                                                     Company's Annual Report on
                                                                               Form 10-K for the fiscal year
                                                                               ended January 1, 1995.

2.10              Put/Call Option Agreement effective                          Incorporated herein by
                  December 1, 1994 by and among Cerplex                        reference to Exhibit 2.8 to the
                  Subsidiary, Inc., The Cerplex Group, Inc.,                   Company's Annual Report on
                  Modular Computer Systems, Inc. and                           Form 10-K for the fiscal year
                  Modcomp Joint Venture Inc.                                   ended January 1, 1995.

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
-------                   -----------------------                                 ----------------
2.11              Stock Purchase Agreement dated as of June                    Incorporated herein by
                  29, 1995 by and among The Cerplex Group,                     reference to Exhibit 2.11 to the
                  Inc., Tu Nguyen and Phuc Le.                                 Company's Quarterly Report
                                                                               on Form 10-Q for the quarter
                                                                               ended October 1, 1995.

2.12              Letter Agreement dated April 5, 1996 by                      Incorporated herein by
                  and among Modular Computer Systems,                          reference to Exhibit 2.12 to the
                  Inc., Modcomp Joint Venture, Inc., AEG                       Company's Annual Report on
                  Aktiengesellschaft, the Company, Cerplex                     Form 10-K for the fiscal year
                  Subsidiary, Inc. and Modcomp/Cerplex                         ended December 31, 1995.
                  L.P.

2.13              Stock Purchase Agreement dated as of May                     Incorporated herein by
                  24, 1996, by and among The Cerplex                           reference to Exhibit 2.13 to the
                  Group, Inc., Cerplex Limited, Rank Xerox                     Company's Current Report on
                  - The Document Company SA and Rank                           Form 8-K dated May 24, 1996.
                  Xerox Limited (conformed copy to
                  original).

2.14              Contract of Warranty dated as of May 24,                     Incorporated herein by
                  1996, by and among The Cerplex Group,                        reference to Exhibit 2.14 to the
                  Inc., Cerplex Limited, Rank Xerox - The                      Company's Current Report on
                  Document Company SA and Rank Xerox                           Form 8-K dated May 24, 1996.
                  Limited (conformed copy to the original).

2.15              Supply and Services Agreement dated as of                    Incorporated herein by
                  May 24, 1996, by and among The Cerplex                       reference to Exhibit 2.15 to the
                  Group, Inc., Cerplex Limited, Rank Xerox                     Company's Current Report on
                  - The Document Company SA and Rank                           Form 8-K dated May 24, 1996.
                  Xerox Limited (conformed copy to the
                  original).

2.16              Stock Purchase Agreement dated March 28,                     Incorporated herein by
                  1997 relating to all of the outstanding stock                reference to Exhibit 2.13 to the
                  of Peripheral Computer Support, Inc.                         Company's Annual Report on
                  among the Company, PCS Acquisition Co.,                      Form 10-K for the fiscal year
                  Inc., and Lincolnshire Equity Partners, L.P.                 ended December 31, 1996.

2.17              Asset Purchase Agreement dated August 6,                     Incorporated herein by
                  1997 by and among the Company, Cerplex                       reference to Exhibit 2.17 to the
                  Subsidiary, Inc., Modcomp Joint Venture,                     Company's Quarterly Report
                  Inc., Modcomp/Cerplex L.P. and CSP Inc.                      on Form 10-Q for the quarter
                                                                               ended June 30, 1997.

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
-------                   -----------------------                                 ----------------
4.1               Stock Purchase Agreement dated as of                         Incorporated herein by
                  November 19, 1993 by and among the                           reference to Exhibit 4.1 to the
                  Registrant, the stockholders of the                          Company's Registration
                  Registrant identified in Part A of Schedule I                Statement on Form S-1 (File
                  thereto and the purchasers of shares of the                  No. 33-75004) which was
                  Registrant's Series A Preferred Stock                        declared effective by the
                  identified in Schedule I thereto (including                  Commission on April 8, 1994.
                  the Schedules thereto; Exhibits omitted).

4.2               Registration Rights Agreement dated as of                    Incorporated herein by
                  November 19, 1993, by and among the                          reference to Exhibit 4.2 to the
                  Registrant, the investors listed on Schedule                 Company's Registration
                  A thereto and the security holders of the                    Statement on Form S-1 (File
                  Registrant listed on Schedule B thereto,                     No. 33-75004) which was
                  together with Amendment No. 1.                               declared effective by the
                                                                               Commission on April 8, 1994.

4.3               Co-Sale Agreement dated as of November                       Incorporated herein by
                  19, 1993, by and among the Registrant, the                   reference to Exhibit 4.3 to the
                  managers listed on Schedule A thereto and                    Company's Registration
                  the investors listed on Schedule B thereto.                  Statement on Form S-1 (File
                                                                               No. 33-75004) which was
                                                                               declared effective by the
                                                                               Commission on April 8, 1994.

4.4               Warrant Agreement dated as of November                       Incorporated herein by
                  19, 1993, by and among the Registrant and                    reference to Exhibit 4.4 to the
                  the purchasers listed in Annex 1 thereto.                    Company's Registration
                                                                               Statement on Form S-1 (File
                                                                               No. 33-75004) which was
                                                                               declared effective by the
                                                                               Commission on April 8, 1994.

4.5               Placement Agent Warrant Purchase                             Incorporated herein by
                  Agreement dated as of November 19, 1993,                     reference to Exhibit 4.5 to the
                  between the Registrant and Donaldson,                        Company's Registration
                  Lufkin & Jenrette Securities Corporation.                    Statement on Form S-1 (File
                                                                               No. 33-75004) which was
                                                                               declared effective by the
                                                                               Commission on April 8, 1994.

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
-------                   -----------------------                                 ----------------
4.6               Observation Rights Agreement dated as of                     Incorporated herein by
                  November 19, 1993, between the Registrant                    reference to Exhibit 4.6 to the
                  and certain stock purchasers.                                Company's Registration
                                                                               Statement on Form S-1 (File
                                                                               No. 33-75004) which was
                                                                               declared effective by the
                                                                               Commission on April 8, 1994.

4.7               Observation Rights Agreement dated as of                     Incorporated herein by
                  November 19, 1993, between the Registrant                    reference to Exhibit 4.7 to the
                  and certain note purchasers.                                 Company's Registration
                                                                               Statement on Form S-1 (File
                                                                               No. 33-75004) which was
                                                                               declared effective by the
                                                                               Commission on April 8, 1994.

4.8               Note Purchase Agreement dated as of                          Incorporated herein by
                  November 19, 1993, by and among the                          reference to Exhibit 4.8 to the
                  Registrant and The Northwestern Mutual                       Company's Registration
                  Life Insurance Company, John Hancock                         Statement on Form S-1 (File
                  Mutual Life Insurance, Registrant and Bank                   No. 33-75004) which was
                  of Scotland London Nominees Limited.                         declared effective by the
                                                                               Commission on April 8, 1994.

4.9               Amendment No. 2 to Registration Rights                       Incorporated herein by
                  Agreement dated as of April 6, 1994, by                      reference to Exhibit 4.9 to the
                  and among the Registrant and certain of its                  Company's Registration
                  Securities holders.                                          Statement on Form S-1 (File
                                                                               No. 33-75004) which was
                                                                               declared effective by the
                                                                               Commission on April 8, 1994.

4.10              Amendment to Note Purchase Agreement,                        Incorporated herein by
                  dated as of October 27, 1994, by and                         reference to Exhibit 4.10 to the
                  among the Company, Northwestern Mutual                       Company's Annual Report on
                  Life Insurance Company, John Hancock                         Form 10-K for the fiscal year
                  Mutual Life Insurance Company and North                      ended March 31, 1995.
                  Atlantic Smaller Companies Trust P.L.C.
                  (collectively, the "Noteholders").

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
-------                   -----------------------                                 ----------------
4.11              Waiver and Amendment Agreement dated                         Incorporated herein by
                  April 15, 1996 by and among Company,                         reference to Exhibit 4.11 to the
                  The Northwestern Mutual Life Insurance                       Company's Annual Report on
                  Company, John Hancock Mutual Life                            Form 10-K for the fiscal year
                  Insurance Company and North Atlantic                         ended December 31, 1995.
                  Smaller Companies Investment Trust PLC.

4.12              Warrant Agreement dated as of April 15,                      Incorporated herein by
                  1996 by and among Company, The                               reference to Exhibit 4.12 to the
                  Northwestern Mutual Life Insurance                           Company's Annual Report on
                  Company, John Hancock Mutual Life                            Form 10-K for the fiscal year
                  Insurance Company and North Atlantic                         ended December 31, 1995.
                  Smaller Companies Investment Trust PLC.

4.13              First Amendment to Warrant Agreement                         Incorporated herein by
                  dated April 15, 1996 by and among                            reference to Exhibit 4.13 to the
                  Company and each of the holders of                           Company's Annual Report on
                  warrants listed on Schedule A thereto, with                  Form 10-K for the fiscal year
                  respect to that certain Warrant Agreement                    ended December 31, 1995.
                  dated November 19, 1993.

4.14              First Amendment to Observation Rights                        Incorporated herein by
                  Agreement dated as of April 15, 1996                         reference to Exhibit 4.14 to the
                  between Company and certain note                             Company's Annual Report on
                  purchasers.                                                  Form 10-K for the fiscal year
                                                                               ended December 31, 1995.

4.15              Third Amendment to Registration Rights                       Incorporated herein by
                  Agreement dated as of April 15, 1996 by                      reference to Exhibit 4.15 to the
                  and among Company, the investors of                          Company's Annual Report on
                  Company listed on Schedule A thereto and                     Form 10-K for the fiscal year
                  the security holders of Company listed on                    ended December 31, 1995.
                  Schedule B thereto.

4.16              Warrant Agreement dated April 15, 1996 by                    Incorporated herein by
                  and among Company, Wells Fargo Bank,                         reference to Exhibit 4.16 to the
                  National Association, Sumitomo Bank of                       Company's Annual Report on
                  California, BHF Bank Aktiengesellschaft                      Form 10-K for the fiscal year
                  and Comerica Bank-California.                                ended December 31, 1995.

4.17              Stock Purchase Agreement dated June 10,                      Incorporated herein by
                  1996 by and among the Company and the                        reference to Exhibit 4.17 to the
                  investors listed on Schedule A thereto.                      Company's Quarterly Report
                                                                               on Form 10-Q filed August 14,
                                                                               1996.

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
-------                   -----------------------                                 ----------------
4.18              Fourth Amendment to Registration Rights                      Incorporated herein by
                  Agreement dated June 10, 1996 by and                         reference to Exhibit 4.18 to the
                  among Company, the investors listed on                       Company's Quarterly Report
                  Schedule A thereto, the security holders of                  on Form 10-Q filed August 14,
                  Company listed on Schedule B thereto, the                    1996.
                  banks listed on Schedule C thereto and each of the parties listed on Schedule D thereto.

4.19              Certificate of Designation of Preferences of                 Incorporated herein by
                  Series B Preferred Stock of The Cerplex                      reference to Exhibit 3.3 to the
                  Group, Inc.                                                  Company's Quarterly Report
                                                                               on Form 10-Q filed August 14,
                                                                               1996.

4.20              Waiver and Amendment Agreement dated                         Incorporated herein by
                  October 31, 1996 by and among the                            reference to Exhibit 4.17 to the
                  company and the Noteholders.                                 Company's Annual Report on
                                                                               Form 10-K for the fiscal year
                                                                               ended December 31, 1996.

4.21              Waiver and Amendment Agreement dated                         Incorporated herein by
                  December 9, 1996 by and among the                            reference to Exhibit 4.18 to the
                  company and the Noteholders.                                 Company's Annual Report on
                                                                               Form 10-K for the fiscal year
                                                                               ended December 31, 1996.

4.22              Side Letter dated March 28, 1997 by and                      Incorporated herein by
                  among the Company and the Noteholders.                       reference to Exhibit 4.19 to the
                                                                               Company's Annual Report on
                                                                               Form 10-K for the fiscal year
                                                                               ended December 31, 1996.

4.23              Amended and Restated Note Purchase                           Incorporated herein by
                  Agreement dated April 9, 1997 by and                         reference to Exhibit 4.20 to the
                  among the Company and the Noteholders.                       Company's Annual Report on
                                                                               Form 10-K for the fiscal year
                                                                               ended December 31, 1996.

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
-------                   -----------------------                                 ----------------
4.24              Second Amendment to Warrant Agreement                        Incorporated herein by
                  dated April 9, 1997, by and among the                        reference to Exhibit 4.21 to the
                  Company and each of the holders of                           Company's Annual Report on
                  warrants listed on Schedule A thereto,                       Form 10-K for the fiscal year
                  which Second Amendment amends the                            ended December 31, 1996.
                  Warrant Agreement dated November 19,
                  1993 as amended by the First Amendment
                  to Warrant Agreement dated April 15, 1996.

4.25              Second Amendment to Warrant Agreement                        Incorporated herein by
                  dated April 9, 1997 by and among the                         reference to Exhibit 4.22 to the
                  Company and each of the holders of                           Company's Annual Report on
                  warrants listed on Schedule A thereto,                       Form 10-K for the fiscal year
                  which Second Amendment amends the                            ended December 31, 1996.
                  Warrant Agreement dated April 15, 1996,
                  as amended by a Waiver and Amendment
                  Agreement dated October 31, 1996.

4.26              Amended and Restated Warrant Agreement                       Incorporated herein by
                  dated April 9, 1997 by and among the                         reference to Exhibit 4.23 to the
                  Company; Wells Fargo Bank, National                          Company's Annual Report on
                  Association; BHF-Bank Aktiengesellschaft;                    Form 10-K for the fiscal year
                  and Citibank, N.A.                                           ended December 31, 1996.

4.27              Fifth Amendment to Registration Rights                       Incorporated herein by
                  Agreement dated as of April 9, 1997 by and                   reference to Exhibit 4.27 to the
                  among the Company, the investors listed on                   Company's Quarterly Report
                  Schedule A thereto, the security holders of                  on Form 10-Q for the quarter
                  the Company listed on Schedule B thereto,                    ended June 30, 1997.
                  the banks listed on Schedule C thereto, and
                  the parties listed on Schedule D thereto.

4.28              Waiver Agreement dated as of June 30,                        Incorporated herein by
                  1997 among the Company and the                               reference to Exhibit 4.28 to the
                  Noteholders.                                                 Company's Quarterly Report
                                                                               on Form 10-Q for the quarter
                                                                               ended June 30, 1997.

4.29              Side letter dated July 10, 1997 by and                       Incorporated herein by
                  among the Company and the Noteholders.                       reference to Exhibit 4.29 to the
                                                                               Company's Quarterly Report
                                                                               on Form 10-Q for the quarter
                                                                               ended June 30, 1997.

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
-------                   -----------------------                                 ----------------
4.30              Side letter dated August 6, 1997 by and                      Incorporated herein by
                  among the Company and the Noteholders.                       reference to Exhibit 4.30 to the
                                                                               Company's Quarterly Report
                                                                               on Form 10-Q for the quarter
                                                                               ended June 30, 1997.

4.31              Sixth Amendment to Registration Rights                       Filed herein.
                  Agreement dated as of August 20, 1997 by
                  and among the Company, the investors
                  listed on Schedule A thereto, the security
                  holders of the Company listed on Schedule
                  B thereto, the banks listed on Schedule C
                  thereto, and the parties listed on Schedule D
                  thereto.

4.32              First Amendment Agreement dated as of                        Filed herein.
                  August 20, 1997, by and among the
                  Company, The Northwestern Mutual Life
                  Insurance Company, John Hancock Mutual
                  Life Insurance Company and North Atlantic
                  Smaller Companies Investment Trust PLC.

4.33              Warrant Agreement dated as of August 20,                     Filed herein.
                  1997 by and between the Company, The
                  Northwestern Mutual Life Insurance
                  Company, John Hancock Mutual Life
                  Insurance Company and North Atlantic
                  Smaller Companies Investment Trust PLC.

4.34              Third Amendment to Warrant Agreement                         Filed herein.
                  dated as of August 20, 1997, by and among
                  the Company and the Noteholders with
                  respect to that certain Warrant Agreement
                  dated as of April 15, 1996 by and among
                  the Company and the Noteholders.

4.35              Third Amendment to Warrant Agreement                         Filed herein.
                  dated as of August 20, 1997, by and among
                  the Company and the Noteholders with
                  respect to that certain Warrant Agreement
                  dated as of November 19, 1993 by and
                  among the Company and the Noteholders.

EXHIBIT
NUMBER                    DESCRIPTION OF EXHIBITS                                 METHOD OF FILING
-------                   -----------------------                                 ----------------
4.36              Warrant Agreement dated as of August 20,                     Filed herein.
                  1997 by and between the Company and
                  Citibank, N.A.

4.37              Second Amendment to Observation Rights                       Filed herein.
                  Agreement dated August 20, 1997 by and
                  among the Company, the Northwestern
                  Mutual Life Insurance Company and John
                  Hancock Mutual Life Insurance Company.

27.1              Financial Data Schedule.                                     Filed herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        (b) PRO FORMA FINANCIAL INFORMATION



                             THE CERPLEX GROUP, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997
                                 (IN THOUSANDS)



                                                                          ELIMINATION OF    PRO FORMA
                                                             CONSOLIDATED    MODCOMP(1)   ADJUSTMENTS(2)   PRO FORMA
                                     ASSETS
Current assets:
      Cash and cash equivalents                                $ 21,788       $ (2,856)      $  2,051       $ 20,983
      Accounts receivable, net                                   17,023         (5,825)          --           11,198
      Inventories                                                 8,987         (4,169)          --            4,818
      Prepaid expenses and other current assets                   5,116         (1,178)          --            3,938
                                                               ------------------------------------------------------
           Total current assets                                  52,914        (14,028)         2,051         40,937
Net assets of Modcomp                                              --            8,216         (8,216)          --
Property, plant and equipment, net                               23,836           (733)          --           23,103
Other long-term assets                                            1,367            269           --            1,636
                                                               ------------------------------------------------------

           Total assets                                        $ 78,117       $ (6,276)      $ (6,165)      $ 65,676
                                                               ======================================================

                     LIABILITIES & STOCKHOLDERS' DEFICIENCY

Current liabilities:
      Notes payable to banks                                   $ 35,897       $   --         $ (6,051)      $ 29,846
      Notes payable                                               4,826           --             --            4,826
      Accounts payable                                           15,117         (1,316)          --           13,801
      Accrued and other current liabilities                      28,083         (4,960)          --           23,123
                                                               ------------------------------------------------------
           Total current liabilities                             83,923         (6,276)        (6,051)        71,596

Long-term debt, less current portion                             18,114           --             --           18,114
Long-term obligations                                             6,214           --             --            6,214

Stockholders' deficiency:
      Preferred stock                                               657           --             --              657
      Common stock                                                   34           --             --               34
      Additional paid-in capital                                 58,646           --             --           58,646
      Accumulated deficiency                                    (88,774)          --             (114)       (88,888)
      Cumulative translation adjustment                            (697)          --             --             (697)
                                                               ------------------------------------------------------
           Total stockholders' deficiency                       (30,134)          --             (114)       (30,248)
                                                               ------------------------------------------------------

           Total liabilities and stockholders' deficiency      $ 78,117       $ (6,276)      $ (6,165)      $ 65,676
                                                               ======================================================

       See notes to unaudited pro forma consolidated financial statements.

                             THE CERPLEX GROUP, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996
                        (IN THOUSANDS, EXCEPT SHARE DATA)



                                                               ELIMINATION OF  PRO FORMA
                                                CONSOLIDATED      MODCOMP(3)  ADJUSTMENTS(4)      PRO FORMA
Net sales                                         $ 191,493       $ (27,179)      $    --         $ 164,314
Cost of sales                                       165,248         (19,261)           --           145,987
                                                  ---------------------------------------------------------
Gross profit                                         26,245          (7,918)           --            18,327
Selling, general and administrative expenses         39,488          (5,922)           --            33,566
Restructuring charge                                  2,084            --              --             2,084
                                                  ---------------------------------------------------------
Operating income (loss)                             (15,327)         (1,996)           --           (17,323)
Equity in earnings from joint venture                   357            (357)           --              --
Gain on sale of InCirT Division                         450            --              --               450
Other expense, net                                    2,881             (92)           --             2,789
Interest expense, net                                 8,269              83            (703)          7,649
                                                  ---------------------------------------------------------
Income (loss) before income taxes                   (25,670)         (2,344)            703         (27,311)
Provision for income taxes                            1,718            (204)           --             1,514
                                                  ---------------------------------------------------------
Net income (loss)                                 $ (27,388)      $  (2,140)      $     703       $ (28,825)
                                                  =========================================================

Net loss per common share                         $   (2.04)                                      $   (2.15)
                                                  =========                                       =========

Weighted average common and common
equivalent shares outstanding                        13,419                                          13,419
                                                  =========                                       =========


      See notes to unaudited pro forma consolidated financial statements.

                             THE CERPLEX GROUP, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997
                        (IN THOUSANDS, EXCEPT SHARE DATA)



                                                               ELIMINATION OF  PRO FORMA
                                                CONSOLIDATED      MODCOMP(3)  ADJUSTMENTS(4)   PRO FORMA
Net sales                                         $ 85,606       $(15,603)      $   --         $ 70,003
Cost of sales                                       76,076        (10,548)          --           65,528
                                                                                               --------
Gross profit                                         9,530         (5,055)          --            4,475
Selling, general and administrative expenses        20,121         (4,035)          --           16,086
Restructuring charge                                 4,307           --             --            4,307
                                                  -----------------------------------------------------
Operating income (loss)                            (14,898)        (1,020)          --          (15,918)
Gain on sale of PCS                                  6,607           --             --            6,607
Other expense, net                                     998           (683)          --              315
Interest expense, net                                3,956             46           (352)         3,650
                                                  -----------------------------------------------------
Income (loss) before income taxes                  (13,245)          (383)           352        (13,276)
Provision for income taxes                           1,115           (157)          --              958
                                                  -----------------------------------------------------
Net income (loss)                                 $(14,360)      $   (226)      $    352       $(14,234)
                                                  =====================================================

Net loss per common share                         $  (0.60)                                    $  (0.60)
                                                  ========                                     ========

Weighted average common and common
equivalent shares outstanding                       23,742                                       23,742
                                                  ========                                     ========



      See notes to unaudited pro forma consolidated financial statements.

                             THE CERPLEX GROUP, INC.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


Balance Sheet Adjustments:

         (1) To eliminate the individual assets and liabilities of Modcomp /Cerplex, L.P. ("Modcomp") and include the net amount as "Net assets of Modcomp" in the unaudited pro forma consolidated balance sheet at June 30, 1997.

         (2) To reflect the sale of Modcomp for net proceeds of $8,102,000. Concurrent with the sale, a portion of the cash proceeds are used to reduce senior debt obligation.

Statement of Operations Adjustments:

         (3) To eliminate the operating results of Modcomp from the unaudited consolidated statement of operations.

         (4) To reflect the decrease in interest expense resulting from the reduction of senior debt obligations from the sale of Modcomp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 10, 1997


                          THE CERPLEX GROUP, INC.




                          By:  /s/ ROBERT W. HUGHES
                               -------------------------------------------------
                               Robert W. Hughes
                               Senior Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS



                                                                       Sequentially
                                                                         Numbered
Exhibit                   Description                                      Page
-------                   ------------                                 -------------
4.31         Sixth Amendment to Registration Rights
             Agreement dated as of August 20, 1997 by and
             among the Company, the investors listed on
             Schedule A thereto, the security holders of
             the Company listed on Schedule B thereto,
             the banks listed on Schedule C thereto, and
             the parties listed on Schedule D thereto.

4.32         First Amendment Agreement dated as of August
             20, 1997, by and among the Company, The
             Northwestern Mutual Life Insurance Company,
             John Hancock Mutual Life Insurance Company and North Atlantic Smaller Companies
             Investment Trust PLC.

4.33         Warrant Agreement dated as of August 20,
             1997 by and between the Company, The
             Northwestern Mutual Life Insurance Company,
             John Hancock Mutual Life Insurance Company and North Atlantic Smaller Companies
             Investment Trust PLC.

4.34 Third Amendment to Warrant Agreement dated as of August 20, 1997, by and among the Company and the Noteholders with respect to that certain Warrant Agreement dated as of April 15, 1996 by and among the Company and the Noteholders.

4.35 Third Amendment to Warrant Agreement dated as of August 20, 1997, by and among the Company and the Noteholders with respect to that certain Warrant Agreement dated as of November 19, 1993 by and among the Company and the Noteholders.

4.36         Warrant Agreement dated as of August 20,
             1997 by and between the Company and
             Citibank, N.A.

4.37         Second Amendment to Observation Rights
             Agreement dated August 20, 1997 by and among the Company, the Northwestern Mutual Life
             Insurance Company and John Hancock Mutual
             Life Insurance Company.

27.1         Financial Data Schedule.